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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)      August 30, 1999
                                                  ------------------------



                                    e4L, INC.
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               (Exact name of registrant as specified in charter)



      Delaware                        I-6715                  13-2658741
-------------------------     -----------------------   ----------------------
(State or Other Juris-        (Commission File Number)  (IRS Employer Identi-
 diction of Incorporation)                              fication No.)


15821 Ventura Boulevard, 5th Floor, Los Angeles, CA            91436
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(Address of principle executive offices)                     (Zip Code)


Registrant's telephone number, including area code    818-461-6400
                                                   ----------------


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         (Former name or former address, if changed since last report.)

                      ------------------------------------


                     Exhibit Index appears on Page 4 hereof.



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ITEM 5.     OTHER EVENTS.

         On August 30, 1999, e4L, Inc. ("e4L") consummated a transaction pursuant to which three institutional investors (the "Series F Investors") purchased $5 million of e4L's newly-created Series F Convertible Preferred Stock (the "Series F Preferred Stock").

         The Series F Preferred Stock is convertible into the number of shares of e4L common stock as is determined by dividing (i) the aggregate stated value of the shares of Series F Preferred Stock being converted by
(ii) $4.7125 per share, the average closing trading price of the e4L common stock on the New York Stock Exchange for the five trading days prior to closing. The Series F Preferred Stock accrues a premium of 4% per annum which is required to be paid in cash at the time of conversion of the Series F Preferred Stock. In connection with the issuance of the Series F Preferred Stock, e4L issued warrants (the "e4L Warrants") to purchase an aggregate of 50,000 shares of e4L common stock to the Series F Investors. The e4L Warrants are exercisable until August 26, 2004 at an exercise price of $4.7125 per share of e4L common stock (subject to adjustment in certain circumstances). e4L also issued to the Series F Investors warrants to purchase 100,000 common units (the "BuyItNow Warrants") of BuyItNow.com, LLC, a subsidiary of e4L. The BuyItNow Warrants are exercisable until August 26, 2004 at an exercise price equal to the greater of (i) $5.00 per unit or (ii) the price per unit at which BuyItNow receives equity financing of at least $10,000,000.

         Copies of the Certificate of Designations, Preferences and Rights of the Series F Preferred Stock, the form of e4L Warrant, the form of BuyItNow Warrant, the Registration Rights Agreement and the Securities Purchase Agreement executed in connection with the transaction are attached hereto as Exhibits 4.1, 4.2, 4.3, 10.1 and 10.2, respectively, and are incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

         4.1 Certificate of Designations, Preferences and Rights of the Series F Convertible Preferred Stock.

         4.2 Form of e4L Warrant issued in connection with the Series F Convertible Preferred Stock.

         4.3 Form of BuyItNow Warrant issued in connection with the Series F Convertible Preferred Stock.

         10.1 Registration Rights Agreement, dated as of August 27, 1999, by and among e4L and the Series F Investors.

         10.2 Securities Purchase Agreement, dated as of August 27, 1999, among e4L and the Series F Investors.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    e4L, INC.
                                    (Registrant)


Date: September 8, 1999            By:  /s/ Daniel M. Yukelson
                                         --------------------------------------

                                    Name:    Daniel M. Yukelson
                                    Title:   Executive Vice President/Finance
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX

NO.

4.1 Certificate of Designations, Preferences and Rights of the Series F Convertible Preferred Stock.

4.2 Form of e4L Warrant issued in connection with the Series F Convertible Preferred Stock.

4.3 Form of BuyItNow Warrant issued in connection with the Series F Convertible Preferred Stock.

10.1 Registration Rights Agreement, dated as of August 27, 1999, by and among e4L and the Series F Investors.

10.2 Securities Purchase Agreement, dated as of August 27, 1999, among e4L and the Series F Investors.



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